Exhibit 99.1

SEABOTIX, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

SEABOTIX, INC.

		Pages

I.	Index	1

II.	Independent Auditor's Report	2

III.	Consolidated Balance Sheets	3

IV.	Consolidated Statements of Earnings	4

V.	Consolidated Statements of Stockholders' Equity	5

VI.	Consolidated Statements of Cash Flows	6

VII.	Consolidated Notes to the Financial Statements	7 - 20

To The Board of Directors
SeaBotix, Inc.
2877 Historic Decatur Rd. Ste. 100
San Diego, CA  92106

Independent Auditor's Report

We have audited the accompanying consolidated balance sheets of SeaBotix, Inc. and subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of earnings, stockholders' equity, and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of SeaBotix, Inc. and subsidiaries as of December 31, 2010 and 2009, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ CONSIDINE & CONSIDINE
An Accountancy Corporation

March 22, 2011

SEABOTIX, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

	2010	2009
ASSETS

CURRENT ASSETS
Cash (Note 3)	$14,561	$44,538
Accounts Receivable	1,367,849	1,098,739
Inventory (Note 4)	2,672,072	1,773,409
Notes Receivable - Current Portion (Note 6)	73,096	80,819
Other Current Assets (Note 7)	249,281	264,050
Deferred Tax Asset (Note 15)	372,552	265,664
	4,749,411	3,527,219

PROPERTY AND EQUIPMENT (Note 5)	3,172,428	3,367,787

OTHER ASSETS
Notes Receivable (Note 6)	296,109	175,972
Deposits	19,083	361,201
Loan Fees (Note 8)	8,333	11,905
	323,525	549,078
TOTAL ASSETS	8,245,364	7,444,084

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Bank Overdraft (Note 3)	39,190	53,777
Accounts Payable	753,287	564,996
Accrued Expenses (Note 9)	167,755	662,020
Customer Deposits	49,600	52,840
Notes Payable to Shareholders - Current Portion (Note 10)	124,083	106,845
Capital Lease Obligations - Current Portion (Note 11)	4,317	16,553
Line of Credit (Note 12)	1,128,724	299,000
Notes Payable - Current Portion (Note 13)	220,349	193,525
	2,487,305	1,949,556

LONG-TERM LIABILITIES
Notes Payable to Shareholders (Note 10)	7,493	39,651
Capital Lease Obligations (Note 11)	-	4,615
Notes Payable (Note 13)	2,447,630	2,356,230
	2,455,123	2,400,496
TOTAL LIABILITIES	4,942,428	4,350,052

STOCKHOLDERS' EQUITY
Controlling Interest:
Common Stock (Note 14)	1,557,030	1,257,030
Retained Earnings	1,366,292	1,487,882
Noncontrolling Interest	379,614	349,120
	3,302,936	3,094,032
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,245,364	$7,444,084

See Accompanying Notes

SEABOTIX, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
REVENUE	$7,197,985	$8,323,729

COST OF SALES	3,139,537	3,287,186
GROSS PROFIT	4,058,448	5,036,543

OPERATING EXPENSES
Amortization and Depreciation	283,268	306,856
General and Administrative	1,752,703	1,856,476
Research and Development	951,119	732,157
Royalties	143,232	181,653
Selling and Marketing	756,838	685,550
	3,887,160	3,762,692
INCOME FROM OPERATIONS	171,288	1,273,851

OTHER INCOME/(EXPENSE)
Other Income	48,885	68,120
Interest Income	21,617	24,614
Loss on Disposal of Assets	-	(402)
Interest Expense	(183,974)	(190,899)
Other Expenses	(277,909)	-
	(391,381)	(98,567)
(LOSS)/INCOME BEFORE TAX	(220,093)	1,175,284

INCOME TAX EXPENSE (Note 15)	(169,077)	113,572
CONSOLIDATED NET (LOSS)/EARNINGS	(51,016)	1,061,712

NET EARNINGS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST	70,574	21,452
NET (LOSS)/EARNINGS ATTRIBUTABLE TO THE CONTROLLING INTEREST	$(121,590)	$1,040,260

See Accompanying Notes

SEABOTIX , INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	Common Stock 1,200,000 Shares Authorized		Retained Earnings	Noncontrolling Interest	Total Stockholders' Equity
	Shares	Amount

Balance, December 31, 2008	560,761	$1,257,030	$447,622	$444,606	$2,149,258

Contributions	-	-	-	2,942	2,942
Net Earnings	-	-	1,040,260	21,452	1,061,712
Distributions	-	-	-	(119,880)	(119,880)

Balance, December 31, 2009	560,761	1,257,030	1,487,882	349,120	3,094,032

Issuance of Common Stock	15,000	300,000	-	-	300,000
Contributions	-	-	-	-	-
Net (Loss)/Earnings	-	-	(121,590)	70,574	(51,016)
Distributions	-	-	-	(40,080)	(40,080)

Balance, December 31, 2010	575,761	$1,557,030	$1,366,292	$379,614	$3,302,936

See Accompanying Notes

SEABOTIX, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
CASH FLOWS (USED)/PROVIDED BY OPERATING ACTIVITIES
Net (Loss)/Earnings	$(51,016)	$1,061,712

ADJUSTMENTS TO RECONCILE NET (LOSS)/EARNINGS TO NET CASH (USED)/PROVIDED BY OPERATING ACTIVITIES
Amortization and Depreciation	283,268	306,856
Loss on Disposal of Assets	-	402
Recovery of Note Receivable	-	(10,000)
Changes in Operating Assets and Liabilities:
Accounts Receivable	(269,110)	409,418
Inventory	(898,663)	(291,932)
Other Assets	14,769	(219,207)
Deferred Tax Asset	(106,888)	(183,653)
Deposits	342,118	(297,058)
Accounts Payable	188,291	(496,776)
Accrued Expenses	(494,265)	220,946
Customer Deposits	(3,240)	(46,448)
	(943,720)	(607,452)
NET CASH (USED)/PROVIDED BY OPERATING ACTIVITIES	(994,736)	454,260

CASH FLOWS USED BY INVESTING ACTIVITIES
Purchase of Property and Equipment	(84,337)	(75,586)
Proceeds from Sale of Equipment	-	2,382
Principal Amounts Lent on Notes Receivable	(130,317)	-
Principal Received on Notes Receivable	17,903	6,769
	(196,751)	(66,435)

CASH FLOWS PROVIDED/(USED) BY FINANCING ACTIVITIES
Principal Borrowings on Notes Payable	625,000	90,000
Principal Payments on Notes Payable	(521,696)	(190,886)
Principal Payments on Capital Leases	(16,851)	(20,300)
Net Increase/(Decrease) in Line of Credit	829,724	(230,000)
Issuance of Common Stock	300,000	-
Noncontrolling Interest Contributions	-	2,942
Noncontrolling Interest Distributions	(40,080)	(119,880)
	1,176,097	(468,124)
NET DECREASE IN CASH	(15,390)	(80,299)

CASH, BEGINNING	(9,239)	71,060
CASH, ENDING	$(24,629)	$(9,239)
SUPPLEMENTAL DISCLOSURES:
Interest Paid	$184,170	$190,899
Taxes Paid	$1,700	$230,800
Income Tax Refunds Received	$30,477	$-

See Accompanying Notes

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 1	THE COMPANY

SeaBotix, Inc. ("the Company") was founded in January 2001 and primarily engages in the design, manufacturing and marketing of remotely operated vehicles which are used for various marine applications.  The Company is located in San Diego, California and markets its products globally.  In 2008, two shareholders of SeaBotix, Inc. formed SeaPro, LLC to construct new facilities and lease them to SeaBotix, Inc. as its primary office building.

NOTE 2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting - The accompanying consolidated financial statements are prepared using the accrual method in conformity with generally accepted accounting principles.  These consolidated financial statements include the accounts of SeaBotix, Inc., SeaBotix Australia Pty. Ltd, the Company's wholly-owned subsidiary, and SeaPro, LLC, a variable interest entity.  All material intercompany transactions have been eliminated.

Consolidation of Variable Interest Entities - SeaPro, LLC is owned by two shareholders of SeaBotix, Inc., one of which is the majority shareholder.  This entity owns real property which is leased to SeaBotix, Inc., and is used as part of the Company's main facilities.  SeaBotix, Inc., as well as the two shareholders, have guaranteed SeaPro, LLC's mortgage on the property.  The Company believes that SeaPro, LLC is a variable interest entity and that it is the primary beneficiary of the variable interest entity.  Accordingly, it has consolidated SeaPro, LLC as part of these financial statements.  The outstanding principal balance of this guaranteed mortgage was $2,107,169 and $2,151,114 as of December 31, 2010 and 2009, respectively.  The carrying amount of the related property was $2,470,727 and $2,531,081 as of December 31, 2010 and 2009, respectively.  Rentals payments required under this related party lease totaled $213,231 and $202,464 for the years ended December 31, 2010 and 2009, respectively.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  These estimates may differ from actual results.

Fair Value Measurement - The Company has adopted accounting standards consistent with the FASB codification which defines fair value, establishes a framework for measuring fair value and enhances disclosures about fair value measurements for all financial assets and liabilities.  The adoption of fair value measurements had no material financial effects on the Company's financial statements.

Cash - The Company considers financial instruments with a fixed maturity date of less than three months to be cash equivalents.

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable - Accounts receivable consists of trade receivables.  Management periodically reviews its receivables for collectability and records any necessary allowances based on specific identification of uncollectible accounts.  Receivables are removed from the account once all collection efforts are exhausted.  Management has determined the allowance for doubtful accounts to be $10,704 and $40,000 as of December 31, 2010 and 2009, respectively.

Inventory - Inventory is valued at lower of cost or market.  Cost is determined on a first in, first out basis.

Property and Equipment - Property and equipment are recorded at cost.  Depreciation is computed using the straight-line method of depreciation over the assets' estimated useful lives of three to thirty-nine years.  Maintenance and repairs are charged to the expense as incurred; major renewals and betterments are capitalized.  When items of property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income.

Warranty Expenses - The Company estimates a provision for warranty costs based upon the amount of product shipments during the current year and adjusts its accrued warranty reserve accordingly.

Shipping and Handling Costs - The Company records shipping and handling costs charged to customers as a reduction of shipping and handling costs.  Shipping and handling costs paid for by the Company are charged to cost of sales as incurred.

Research and Development Costs - The Company expenses research and development costs as incurred.

Advertising Costs - The Company expenses advertising costs as they are incurred.  Advertising expense for the years ended December 31, 2010 and 2009 was $80,881 and $86,185, respectively.

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income (Loss) - All components of comprehensive income (loss), including net income (loss), are to be reported in the financial statements in the period in which they are recognized. Comprehensive income (loss) is defined as the change in equity during a period from transactions and other events and circumstances from non-owner sources, including gain (loss) foreign exchange transactions. Comprehensive income did not differ materially from net income reported in our consolidated statements of operations for the years ended December 31, 2010 and December 31, 2009.

Income Taxes - The Company has adopted standards applicable to accounting for income taxes, which use an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.  In estimating future tax consequences, the standards generally consider all expected future events other than enactments of changes in the tax law or rates.

SeaPro, LLC is a limited liability company and consequently is not subject to federal or state income taxes.  Income and loss is included on the tax return of the members.  However, SeaPro, LLC may incur certain state fees and taxes imposed by states in which the company conducts business.

The Company has adopted accounting standards which clarify the accounting for uncertainty in income taxes recognized in the Company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on derecognition and measurement of a tax position taken or to be taken in a tax return.  The adoption of these standards did not have a material effect on the Company.  As of December 31, 2010, the Company has not accrued interest or penalties related to uncertain tax positions.  The Company files tax returns in the U.S. Federal jurisdiction and the State of California.  The Company is no longer subject to U.S. and California examination by tax authorities for years before 2007 and 2006, respectively.

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 3	CASH/(BANK OVERDRAFT)

SeaBotix, Inc. maintains its cash accounts at three commercial banks located in San Diego, California and one located in Australia.  The total balance in the accounts held at commercial banks located within the United States is insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per bank as of December 31, 2010 and 2009.  At December 31, 2010 and 2009, SeaBotix, Inc. did not have balances that were in excess of the FDIC insured limit. The total balance held in Australian bank accounts is insured by the Australian Prudential Regulation Authority (APRA) up to $1,000,000 per bank. At December 31, 2010 and 2009, SeaBotix, Inc. did not have balances that were in excess of the APRA insured limit.  The bank overdraft represents outstanding checks drafted against one of the commercial bank accounts that have not yet cleared the bank.  SeaBotix, Inc. maintains a line of credit (see note 11) with that commercial bank which automatically "sweeps from" and "draws to" the commercial checking account.  The bank overdraft reflects the timing difference between the outstanding checks and the necessity to draw on the line of credit.

NOTE 4	INVENTORY

Inventory consists of the following:

	2010	2009
Raw Materials	$2,225,986	$1,875,923
Work-in-Process	658,086	97,486
Inventory Reserve	(212,000)	(200,000)
	$2,672,072	$1,773,409

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 5	PROPERTY AND EQUIPMENT

Major categories of property and equipment are summarized as follows:

	2010	2009
Building	$1,283,397	$1,283,397
Land	1,164,626	1,164,626
Tenant Improvements	753,745	751,517
Furniture and Fixtures	351,668	348,405
Computers	288,822	256,119
Tooling and Equipment	210,326	169,529
Office Equipment	90,287	90,784
Shop Equipment	55,937	54,670
Auto	20,565	20,565
Trade Show Booths	11,039	6,463
	4,230,412	4,146,075
Accumulated Depreciation	(1,057,984)	(778,288)
	$3,172,428	$3,367,787

Depreciation was $279,696 and $303,284 for the years ended December 31, 2010 and 2009, respectively.

NOTE 6	NOTES RECEIVABLE

Notes receivable consist of the following:

	2010	2009
Note receivable from Shareholder
for the purchase of Common Stock,
due March 2012, with monthly interest
only payments of $696, at 8.5% interest.
Secured by 18,000 shares of Common Stock	$98,280	$98,280

Note receivable from Shareholder
for the purchase of Common Stock,
due March 2012, with monthly interest
only payments of $696, at 8.5% interest.
Secured by 18,000 shares of Common Stock	98,280	98,280

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 6	NOTES RECEIVABLE (Continued)

Note receivable from Customer,
due December 2017, with monthly
payments of $994 and 5% interest
Secured by underlying equipment	70,317	-

Note receivable from Customer,
due October 2009, lump sum payments of principal
plus interest at a rate of 1% per month.
The note is unsecured and has been reserved against.	55,509	65,509

Note receivable from Shareholder
for the purchase of Common Stock,
due September 2015, with monthly interest
only payments of $125, at 6% interest.
Secured by 1,250 shares of Common Stock	25,000	-

Note receivable from Shareholder
for the purchase of Common Stock,
due September 2015, with monthly interest
only payments of $125, at 6% interest.
Secured by 1,250 shares of Common Stock	25,000	-

Note receivable from Shareholder
for the purchase of Common Stock,
due January 2014, with monthly
payments of $569, at 6.9% interest.
Secured by 2,400 shares of Common Stock	23,455	28,018

Note receivable from Shareholder
for the purchase of Common Stock,
due January 2014, with monthly
payments of $557, at 6.9% interest.
Secured by 2,350 shares of Common Stock	18,873	22,213

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 6	NOTES RECEIVABLE (Continued)

Note receivable from Shareholder
for the purchase of Common Stock,
due September 2015, with monthly interest
only payments of $50, at 6% interest.
Secured by 500 shares of Common Stock	10,000	-
	424,714	312,300
Impairment of Note Receivable from Customer	(55,509)	(55,509)
Current Portion	(73,096)	(80,819)
	$296,109	$175,972

The following is a summary of principal maturities of long-term notes receivable for the years ended December 31:

2011	$73,096
2012	217,176
2013	21,902
2014	18,025
2015	71,861
Thereafter	22,654
$424,714

NOTE 7	OTHER CURRENT ASSETS

Other current assets consists of the following:

	2010	2009
Income Tax Refunds Due	$150,227	$116,915
Prepaid Expenses	69,588	114,938
Prepaid State Income Taxes	28,240	29,040
Employee Advance	1,226	3,157
	$249,281	$264,050

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 8	LOAN FEES

Loan fees are being amortized over 5 years using the straight-line method.  The costs are shown net of $9,525 and $5,953 in amortization for the years ended December 31, 2010 and 2009, respectively.

Amortization expense for the years ended December 31, 2010 and 2009 was $3,572.  Estimated amortization at December 31 for the next three succeeding years is as follows:

2011	$3,572
2012	3,572
2013	1,189
$8,333

NOTE 9	ACCRUED EXPENSES

Accrued expenses consists of the following:

	2010	2009
Accrued Vacation	$66,713	$73,155
Commissions	44,990	22,341
Accrued Payroll	33,085	104,252
Sales Tax Payable	9,967	630
Accrued Royalties	7,000	51,436
Accrued Warranty Costs	6,000	6,000
Accrued Income Taxes	-	404,206
	$167,755	$662,020

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 10	NOTES PAYABLE TO SHAREHOLDERS

Shareholder notes payable consists of the following:

	2010	2009
Shareholder #1 Loan - D.R.
$2,671 quarterly interest only pmts; 10% interest
Matures January, 2011
The note is unsecured.	$106,845	$106,845

Shareholder #7 Loan - R.R.
$1,217 per month principal and interest pmts; 6% interest
Matures June, 2012
The note is unsecured.	24,731	39,651
	131,576	146,496
Less: Current Portion	(124,083)	(106,845)
	$7,493	$39,651

The following is a summary of principal maturities of long-term debt for the next two years:

2011	$124,083
2012	7,493
$131,576

NOTE 11	CAPITAL LEASE OBLIGATIONS

	2010	2009
Taycor Financial - Software Lease
$986 per month; 16% interest
Due April, 2011	$2,671	$10,039

Heartland - Software Lease
$277 per month; 0% interest
Due May, 2011	1,646	5,275

Five Point Capital - Software Lease
$349 per month; 12% interest
Retired August, 2010	-	3,613

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 11	CAPITAL LEASE OBLIGATIONS (Continued)

Five Point Capital
Office Furniture and Computers Lease
$277 per month; 14.3% interest
Retired July, 2010	-	2,241
	4,317	21,168
Less: Current Portion	(4,317)	(16,553)
	$-	$4,615

The Company leases computer software and office furniture under capital leases.  The economic substance of the leases is that the Company is financing the acquisition of the assets through the leases and, accordingly, they are recorded in the Company's assets and liabilities.  Included in the property and equipment on the accompanying balance sheets as of December 31, 2010 and 2009 is computer software and furniture acquired under capital leases with a capitalized cost of $76,405 less accumulated depreciation of $68,149 and $57,383, respectively.  All capital leases are secured by the underlying property.

Minimum future obligations on the capital leases for the years ended December 31 are as follows:

2011	$4,387
Less: Amounts Representing Interest	(70)
$4,317

NOTE 12	LINE OF CREDIT

During June 2010, the Company executed a $1,300,000 line of credit with JP Morgan Chase Bank which expires on June 15, 2011.  The Company has drawn a total of $1,128,724 against the line of credit as of December 31, 2010.  The line of credit bears an interest rate of LIBOR (0.2656% at December 31, 2010) plus 3.25%.  The line of credit is collateralized by substantially all business assets.

During 2008, the Company executed a $750,000 line of credit with Wachovia Bank.  The Company had drawn $299,000 from the line as of December 31, 2009.  The line of credit bore interest at the bank's prime lending rate (3.25% at December 31, 2009) plus 0.5%.  The line of credit expired on March 31, 2010 and was collateralized by substantially all business assets.

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 13	NOTES PAYABLE

	2010	2009

Wachovia Bank - Monthly principal
payments of $7,333 plus accrued interest at the
LIBOR Market Index Rate (0.303% and 0.2309%
at December 31, 2010 and 2009, respectively) plus
2.5%; Secured by a deed of trust in the Company's
land and building, and substantially all other
business assets.	$2,107,169	$2,151,114

JP Morgan Chase Bank
$11,615 per month; 4.25% interest
Notes matures March 2015
Secured by substantially all business assets	539,913	-

Note payable to Investor
$1,217 per month; 6% interest
Note matures July 2012
The note is unsecured.	20,897	33,822

Wachovia Bank - Monthly principal
payments of $7,717 plus accrued interest at the
LIBOR Market Index Rate (0.2309%
at December 31, 2009) plus 2.5%;
Secured by substantially all business assets.
The note was refinanced by JP Morgan Chase
Bank in March 2010.	-	364,819
	2,667,979	2,549,755
Current Portion	(220,349)	(193,525)
	$2,447,630	$2,356,230

The following is a summary of principal maturities of long-term debt for the next five years:

2011	$220,349
2012	219,040
2013	2,060,414
2014	134,838
2015	33,338
$2,667,979

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 14	COMMON STOCK

SeaBotix, Inc. is authorized to issue 1,200,000 shares of common stock at December 31, 2010 and 2009.  At December 31, 2010 and 2009 the Company had 575,761 and 560,761 shares of $0.001 par value common stock that were issued and outstanding, respectively.

NOTE 15	INCOME TAX EXPENSE

Income tax expense is calculated as follows:

	2010	2009
(Loss)/Income Before Tax	$(220,093)	$1,175,284

Current
Federal	$(63,789)	$239,914
State	1,600	(16,742)
	(62,189)	223,172
Deferred
Federal	(6,412)	(87,778)
State	(100,476)	(21,822)
	(106,888)	(109,600)
Income Tax Expense	$(169,077)	$113,572

The major components of the deferred tax asset are as follows:

	2010	2009
Depreciation and Amortization Differences	$(11,434)	$(59,171)
Differences in the Timing of Deductions	383,986	324,835
	$372,552	$265,664

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 15	INCOME TAX EXPENSE (Continued)

The following is a reconciliation of income taxes derived by applying the statutory U.S. Federal rates (34%) to the earnings before income taxes and comparing that to the recorded income tax expense.

	2010	2009
U.S. Federal Statutory Tax	$(74,832)	$399,597
Research and Development Credit	(45,599)	(45,599)
State Income Tax Provision (Net of federal benefit)	(39,186)	(25,146)
Income from SeaPro, LLC	(24,267)	(7,600)
Loss from Foreign Subsidiary	12,687	(10,457)
Other Provision Adjustments	2,120	(4,296)
Section 199 Deduction	-	(29,535)
Effective Amended Tax Returns - Refunds	-	(163,392)
	$(169,077)	$113,572

During 2009, the Company amended previously filed tax returns for the years ended 2006, 2007 and 2008 to claim the research and development credit.  The Company is expecting refunds of approximately $116,915. This amount was recorded as a receivable during 2009.

NOTE 16	RELATED PARTY TRANSACTIONS

The Company pays royalties to its largest shareholder for the use of certain patents.  Currently, royalties are based on 2% of net sales for the duration of the agreement.  Royalty expense paid to the shareholder for the years ended December 31, 2010 and 2009 was $134,024 and $163,153, respectively.

The Company also has seven notes receivable from shareholders from the issuance of common stock (see note 6), and two notes payable to shareholders (see note 9).

NOTE 17	PENSION PLAN

The Company sponsors a 401k plan for all eligible employees which allows employees to contribute 80% of their annual salary to a maximum of $16,500 to the plan for 2010 and 2009.  The Company does not make any matching contributions to the plan.

SEABOTIX, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

NOTE 18	LEASE COMMITMENTS

The Company has entered into two non-cancelable leases for manufacturing space in San Diego.  The leases will expire over the next three years.

Minimum future payments under the non-cancelable lease for the years ended December 31 are as follows:

2011	$161,270
2012	166,624
2013	36,726
$364,620

Rent expense for years ended December 31, 2010 and 2009 was $138,760 and $100,304, respectively.

One of the office spaces is currently being subleased under a non-cancelable agreement, beginning in October 2010 and expiring in November 2011. Future minimum rental payments required under the sublease for the year ended December 31, 2011, are $17,910.

NOTE 19	LITIGATION

During the year, the Company resolved a lawsuit that had been filed in 2009.  Included in revenues for the year ended December 31, 2010, is $300,000 of income related to this settlement.  The settlement was from a customer for the recovery of previously written-off receivables and uninvoiced work performed for the customer.

NOTE 20	SUBSEQUENT EVENTS

On January 6, 2011, Bolt Technology Corporation ("Bolt") acquired all of the outstanding common stock of the Company, effective on January 1, 2011.  The Company will continue to operate in San Diego as a wholly-owned subsidiary and fourth reporting segment of Bolt.  Included in other expenses are approximately $260,000 of legal fees and employee bonuses, which have been recorded in the Company's statement of earnings for the year ended December 31, 2010.  Also, all notes receivable from shareholders and notes payable to shareholders were repaid, subsequent to the sale.

Management has evaluated subsequent events through March 22, 2011, the date which the financial statements were available to be issued.